                           SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                        of 1934 [Amendment No. ______]


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SAFETY-KLEEN CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  $125 per Exchange Act Rules 0-11(c)(i)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:


     (2) Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

     (4) Proposed maximum aggregate value of transaction:


     (5) Total fee paid:


[_]  Fee previously paid with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party:_________________________________________________________
     (4) Date Filed:___________________________________________________________

                       To All Safety-Kleen Shareholders

                                     CASH
                                      IS
                                     KING


                       SK Parent Corp. has confirmed the
                       necessary financing is in place.

            We need a two-thirds vote of Safety-Kleen shareholders
                 to approve the $27 Per Share all cash merger
                     at the February 25th special meeting.

                         If the Merger is not approved
                  by two-thirds of Safety-Kleen shareholders
                  THERE ARE NO ASSURANCES WHAT VALUE YOU WILL
                         RECEIVE FOR YOUR INVESTMENT.


                       VOTE THE GOLD-STRIPED PROXY CARD
                        FOR THE SK PARENT CORP. MERGER


                              SAFETY-KLEEN CORP.



 If you have any questions or need additional information, please contact our proxy solicitor:

                                 CHASE MELLON

                            Toll-Free (888)224-2734